Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jan. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of operations
General
Wal-Mart Stores, Inc. ("Walmart" or the "Company") helps people around the world save money and live better – anytime and anywhere – in retail stores or through the Company's e-commerce and mobile capabilities. Through innovation, the Company is striving to create a customer-centric experience that seamlessly integrates digital and physical shopping and saves time for our customers. Each week, the Company serves over 260 million customers who visit its 11,695 stores under 59 banners in 28 countries and e-commerce websites in 11 countries. The Company's strategy is to lead on price, invest to differentiate on access, be competitive on assortment and deliver a great experience.
The Company's operations comprise three reportable segments: Walmart U.S., Walmart International and Sam's Club.

Consolidation, policy
Principles of Consolidation
The Consolidated Financial Statements include the accounts of Walmart and its subsidiaries as of and for the fiscal years ended January 31, 2017 ("fiscal 2017"), January 31, 2016 ("fiscal 2016") and January 31, 2015 ("fiscal 2015"). All material intercompany accounts and transactions have been eliminated in consolidation. We consolidate variable interest entities where it has been determined that the Company is the primary beneficiary of those entities' operations. Investments in unconsolidated affiliates, which are 50% or less owned and do not otherwise meet consolidation requirements, are accounted for primarily using the equity method. These investments are immaterial to the Company's Consolidated Financial Statements.
The Company's Consolidated Financial Statements are based on a fiscal year ending on January 31 for the United States ("U.S.") and Canadian operations. The Company consolidates all other operations generally using a one-month lag and based on a calendar year. There were no significant intervening events during January 2017 that materially affected the Consolidated Financial Statements.

Use of estimates, policy
Use of Estimates
The Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Management's estimates and assumptions also affect the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Cash and cash equivalents, policy
Cash and Cash Equivalents
The Company considers investments with a maturity when purchased of three months or less to be cash equivalents. All credit card, debit card and electronic benefits transfer transactions that process in less than seven days are classified as cash and cash equivalents. The amounts due from banks for these transactions classified as cash and cash equivalents totaled $1.5 billion and $3.4 billion at January 31, 2017 and 2016, respectively. In addition, cash and cash equivalents included restricted cash of $265 million and $362 million at January 31, 2017 and 2016, respectively, which was primarily related to cash collateral holdings from various counterparties, as required by certain derivative and trust agreements.
The Company's cash balances are held in various locations around the world. Of the Company's $6.9 billion and $8.7 billion of cash and cash equivalents at January 31, 2017 and 2016, respectively, $5.9 billion and $4.5 billion, respectively, were held outside of the U.S. and were generally utilized to support liquidity needs in the Company's non-U.S. operations.
The Company uses intercompany financing arrangements in an effort to ensure cash can be made available in the country in which it is needed with the minimum cost possible. Management does not believe it will be necessary to repatriate earnings held outside of the U.S. and anticipates the Company's domestic liquidity needs will be met through cash flows provided by domestic operating activities, supplemented with long-term debt and short-term borrowings. Accordingly, the Company intends, with only certain exceptions, to continue to indefinitely reinvest the Company's earnings held outside of the U.S. in our foreign operations. When the income earned, either from operations or through intercompany financing arrangements, and indefinitely reinvested outside of the U.S. is taxed at local country tax rates, which are generally lower than the U.S. statutory rate, the Company realizes an effective tax rate benefit. If the Company's intentions with respect to reinvestment were to change, most of the amounts held within the Company's foreign operations could be repatriated to the U.S., although any repatriation under current U.S. tax laws would be subject to U.S. federal income taxes, less applicable foreign tax credits. Although there can be no assurance of the impact on the Company of potential federal tax reform in the U.S., the Company does not expect current local laws, other existing limitations or potential taxes on anticipated future repatriations of earnings held outside of the U.S. to have a material effect on the Company's overall liquidity, financial condition or results of operations.
As of January 31, 2017 and 2016, cash and cash equivalents of approximately $1.0 billion and $1.1 billion, respectively, may not be freely transferable to the U.S. due to local laws or other restrictions.

Receivables, policy
Receivables
Receivables are stated at their carrying values, net of a reserve for doubtful accounts. Receivables consist primarily of amounts due from:

•	insurance companies resulting from pharmacy sales;

•	banks for customer credit and debit cards and electronic bank transfers that take in excess of seven days to process;

•	consumer financing programs in certain international operations;

•	suppliers for marketing or incentive programs; and

•	real estate transactions.
The Walmart International segment offers a limited number of consumer credit products, primarily through its financial institutions in select countries. The receivable balance from consumer credit products was $1.2 billion, net of a reserve for doubtful accounts of $79 million at January 31, 2017, compared to a receivable balance of $1.0 billion, net of a reserve for doubtful accounts of $70 million at January 31, 2016. These balances are included in receivables, net, in the Company's Consolidated Balance Sheets.

Inventory, policy
Inventories
The Company values inventories at the lower of cost or market as determined primarily by the retail inventory method of accounting, using the last-in, first-out ("LIFO") method for substantially all of the Walmart U.S. segment's inventories. The inventory at the Walmart International segment is valued primarily by the retail inventory method of accounting, using the first-in, first-out ("FIFO") method. The retail inventory method of accounting results in inventory being valued at the lower of cost or market since permanent markdowns are immediately recorded as a reduction of the retail value of inventory. The inventory at the Sam's Club segment is valued using the LIFO method. At January 31, 2017 and January 31, 2016, the Company's inventories valued at LIFO approximated those inventories as if they were valued at FIFO.

Property, plant and equipment, policy
Property and Equipment
Property and equipment are stated at cost. Gains or losses on disposition are recognized as earned or incurred. Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred. The following table summarizes the Company's property and equipment balances and includes the estimated useful lives that are generally used to depreciate the assets on a straight-line basis:

		Fiscal Years Ended January 31,
(Amounts in millions)	Estimated Useful Lives	2017	2016
Land	N/A	$24,801	$25,624
Buildings and improvements	3-40 years	98,547	96,845
Fixtures and equipment	1-30 years	48,998	47,033
Transportation equipment	3-15 years	2,845	2,917
Construction in progress	N/A	4,301	4,539
Property and equipment		$179,492	$176,958
Accumulated depreciation		(71,782)	(66,787)
Property and equipment, net		$107,710	$110,171

Leasehold improvements are depreciated or amortized over the shorter of the estimated useful life of the asset or the remaining expected lease term. Total depreciation and amortization expense for property and equipment, property under financing obligations and property under capital leases for fiscal 2017, 2016 and 2015 was $10.0 billion, $9.4 billion and $9.1 billion, respectively. Interest costs capitalized on construction projects were $36 million, $39 million and $59 million in fiscal 2017, 2016 and 2015, respectively.

Lease, policy
Leases
The Company estimates the expected term of a lease by assuming the exercise of renewal options where an economic penalty exists that would preclude the abandonment of the lease at the end of the initial non-cancelable term and the exercise of such renewal is at the sole discretion of the Company. The expected term is used in the determination of whether a store or club lease is a capital or operating lease and in the calculation of straight-line rent expense. Additionally, the useful life of leasehold improvements is limited by the expected lease term or the economic life of the asset, whichever is shorter. If significant expenditures are made for leasehold improvements late in the expected term of a lease and renewal is reasonably assured, the useful life of the leasehold improvement is limited to the end of the renewal period or economic life of the asset, whichever is shorter. Rent abatements and escalations are considered in the calculation of minimum lease payments in the Company's capital lease tests and in determining straight-line rent expense for operating leases.
The Company is often involved in the construction of its leased stores. In certain cases, payments made for certain structural components included in the lessor's construction of the leased assets result in the Company being deemed the owner of the leased assets for accounting purposes. As a result, the payments, regardless of the significance, are automatic indicators of ownership and require the Company to capitalize the lessor's total project cost with a corresponding financing obligation. Upon completion of the lessor's project, the Company performs a sale-leaseback analysis to determine if these assets and the related financing obligation can be derecognized from the Company's Consolidated Balance Sheets. If the Company is deemed to have "continuing involvement," the leased assets and the related financing obligation remain on the Company's Consolidated Balance Sheets and are generally amortized over the lease term. At the end of the lease term, including exercise of any renewal options, the net remaining financing obligation over the net carrying value of the fixed asset will be recognized as a non-cash gain on sale of the property.

Impairment or disposal of long-lived assets, policy
Long-Lived Assets
Long-lived assets are stated at cost. Management reviews long-lived assets for indicators of impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The evaluation is performed at the lowest level of identifiable cash flows, which is at the individual store or club level or, in certain circumstances, a market group of stores. Undiscounted cash flows expected to be generated by the related assets are estimated over the assets' useful lives based on updated projections. If the evaluation indicates that the carrying amount of the assets may not be recoverable, any potential impairment is measured based upon the fair value of the related asset or asset group as determined by an appropriate market appraisal or other valuation technique. Impairment charges of long-lived assets for fiscal 2017, 2016 and 2015 were not material.

Goodwill and intangible assets, policy
Goodwill and Other Acquired Intangible Assets
Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations and is allocated to the appropriate reporting unit when acquired. Other acquired intangible assets are stated at the fair value acquired as determined by a valuation technique commensurate with the intended use of the related asset. Goodwill and indefinite-lived intangible assets are not amortized; rather, they are evaluated for impairment annually and whenever events or changes in circumstances indicate that the value of the asset may be impaired. Definite-lived intangible assets are considered long-lived assets and are amortized on a straight-line basis over the periods that expected economic benefits will be provided.
Goodwill is evaluated for impairment using either a qualitative or quantitative approach for each of the Company's reporting units. Generally, a qualitative assessment is first performed to determine whether a quantitative goodwill impairment test is necessary. If management determines, after performing an assessment based on the qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, or that a fair value of the reporting unit substantially in excess of the carrying amount cannot be assured, then a quantitative goodwill impairment test would be required. The quantitative test for goodwill impairment is performed by determining the fair value of the related reporting units. Fair value is measured based on the discounted cash flow method and relative market-based approaches.
The Company's reporting units were evaluated using a quantitative impairment test. Management determined the fair value of each reporting unit is greater than the carrying amount and, accordingly, the Company has not recorded any impairment charges related to goodwill.
The following table reflects goodwill activity, by reportable segment, for fiscal 2017 and 2016:

(Amounts in millions)	Walmart U.S.	Walmart International	Sam's Club	Total
Balances as of February 1, 2015	$461	$17,328	$313	$18,102
Changes in currency translation and other	—	(1,412)	—	(1,412)
Acquisitions(1)	—	5	—	5
Balances as of January 31, 2016	461	15,921	313	16,695
Changes in currency translation and other	—	(1,433)	—	(1,433)
Acquisitions(2)	1,775	—	—	1,775
Balances as of January 31, 2017	$2,236	$14,488	$313	$17,037

(1)	Goodwill recorded for fiscal 2016 acquisitions relates to acquisitions that are not significant, individually or in the aggregate, to the Company's Consolidated Financial Statements.

(2)	Goodwill recorded for fiscal 2017 Walmart U.S. acquisitions primarily relates to Jet.com, Inc. ("jet.com").
Indefinite-lived intangible assets are included in other assets and deferred charges in the Company's Consolidated Balance Sheets. These assets are evaluated for impairment based on their fair values using valuation techniques which are updated annually based on the most recent variables and assumptions. There were no significant impairment charges related to indefinite-lived intangible assets recorded for fiscal 2017, 2016 and 2015.

Self Insurance Reserve [Policy Text Block]
Self Insurance Reserves
The Company self-insures a number of risks, including, but not limited to, workers' compensation, general liability, auto liability, product liability and certain employee-related healthcare benefits. Standard actuarial procedures and data analysis are used to estimate the liabilities associated with these risks as of the balance sheet date on an undiscounted basis. The recorded liabilities reflect the ultimate cost for claims incurred but not paid and any estimable administrative run-out expenses related to the processing of these outstanding claim payments. On a regular basis, claims reserve valuations are provided by independent third-party actuaries to ensure liability estimates are appropriate. To limit exposure to some risks, the Company maintains insurance coverage with varying limits and retentions, including stop-loss insurance coverage for workers' compensation, general liability and auto liability.

Income tax, policy
Income Taxes
Income taxes are accounted for under the balance sheet method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases ("temporary differences"). Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date.
Deferred tax assets are evaluated for future realization and reduced by a valuation allowance to the extent that a portion is not more likely than not to be realized. Many factors are considered when assessing whether it is more likely than not that the deferred tax assets will be realized, including recent cumulative earnings, expectations of future taxable income, carryforward periods, and other relevant quantitative and qualitative factors. The recoverability of the deferred tax assets is evaluated by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. These sources of income rely heavily on estimates.
In determining the provision for income taxes, an annual effective income tax rate is used based on annual income, permanent differences between book and tax income, and statutory income tax rates. Discrete events such as audit settlements or changes in tax laws are recognized in the period in which they occur.
The Company records a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company records interest and penalties related to unrecognized tax benefits in interest expense and operating, selling, general and administrative expenses, respectively, in the Company's Consolidated Statements of Income. Refer to Note 9 for additional income tax disclosures.

Revenue recognition, policy
Revenue Recognition
Sales
The Company recognizes sales revenue, net of sales taxes and estimated sales returns, at the time it sells merchandise to the customer. Digital retail sales include shipping revenue and are recorded upon delivery to the customer.
Membership Fee Revenue
The Company recognizes membership fee revenue both in the U.S. and internationally over the term of the membership, which is typically 12 months. The following table summarizes membership fee activity for fiscal 2017, 2016 and 2015:

	Fiscal Years Ended January 31,
(Amounts in millions)	2017	2016	2015
Deferred membership fee revenue, beginning of year	$744	$759	$641
Cash received from members	1,371	1,333	1,410
Membership fee revenue recognized	(1,372)	(1,348)	(1,292)
Deferred membership fee revenue, end of year	$743	$744	$759

Membership fee revenue is included in membership and other income in the Company's Consolidated Statements of Income. The deferred membership fee is included in accrued liabilities in the Company's Consolidated Balance Sheets.
Shopping Cards
Customer purchases of shopping cards, to be utilized in our stores or on our e-commerce websites, are not recognized as revenue until the card is redeemed and the customer purchases merchandise using the shopping card. Shopping cards in the U.S. do not carry an expiration date; therefore, customers and members can redeem their shopping cards for merchandise indefinitely. Shopping cards in certain foreign countries where the Company does business may have expiration dates. A certain number of shopping cards, both with and without expiration dates, will not be fully redeemed. Management estimates unredeemed shopping cards and recognizes revenue for these amounts when it is determined the likelihood of redemption is remote. Management periodically reviews and updates its estimates.
Financial and Other Services
The Company recognizes revenue from service transactions at the time the service is performed. Generally, revenue from services is classified as a component of net sales in the Company's Consolidated Statements of Income.

Cost of sales, policy
Cost of Sales
Cost of sales includes actual product cost, the cost of transportation to the Company's distribution facilities, stores and clubs from suppliers, the cost of transportation from the Company's distribution facilities to the stores, clubs and customers and the cost of warehousing for the Sam's Club segment and import distribution centers. Cost of sales is reduced by supplier payments that are not a reimbursement of specific, incremental and identifiable costs.

Payments from suppliers policy
Payments from Suppliers
The Company receives consideration from suppliers for various programs, primarily volume incentives, warehouse allowances and reimbursements for specific programs such as markdowns, margin protection, advertising and supplier-specific fixtures. Payments from suppliers are accounted for as a reduction of cost of sales and are recognized in the Company's Consolidated Statements of Income when the related inventory is sold, except in certain limited situations when the payment is a reimbursement of specific, incremental and identifiable costs.

Selling, general and administrative expenses, policy
Operating, Selling, General and Administrative Expenses
Operating, selling, general and administrative expenses include all operating costs of the Company, except cost of sales, as described above. As a result, the majority of the cost of warehousing and occupancy for the Walmart U.S. and Walmart International segments' distribution facilities is included in operating, selling, general and administrative expenses. Because the Company does not include most of the cost of its Walmart U.S. and Walmart International segments' distribution facilities in cost of sales, its gross profit and gross profit as a percentage of net sales may not be comparable to those of other retailers that may include all costs related to their distribution facilities in cost of sales and in the calculation of gross profit.

Advertising costs, policy
Advertising Costs
Advertising costs are expensed as incurred, consist primarily of print, television and digital advertisements and are recorded in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income. In certain limited situations, reimbursements from suppliers that are for specific, incremental and identifiable advertising costs are recognized as a reduction of advertising costs in operating, selling, general and administrative expenses. Advertising costs were $2.9 billion, $2.5 billion and $2.4 billion for fiscal 2017, 2016 and 2015, respectively.

Start-up activities, cost policy
Pre-Opening Costs
The cost of start-up activities, including organization costs, related to new store openings, store remodels, relocations, expansions and conversions are expensed as incurred and included in operating, selling, general and administrative expenses in the Company's Consolidated Statements of Income. Pre-opening costs totaled $131 million, $271 million and $317 million for fiscal 2017, 2016 and 2015, respectively.

Foreign currency transactions and translations policy
Currency Translation
The assets and liabilities of all international subsidiaries are translated from the respective local currency to the U.S. dollar using exchange rates at the balance sheet date. Related translation adjustments are recorded as a component of accumulated other comprehensive income (loss). The income statements of all international subsidiaries are translated from the respective local currencies to the U.S. dollar using average exchange rates for the period covered by the income statements.

New accounting pronouncements, policy
Recent Accounting Pronouncements
Revenue Recognition
In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU is a comprehensive new revenue recognition model that requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. Management continues to evaluate the impact this ASU, the related amendments and the interpretive guidance will have on the Company's consolidated financial statements. While management does not expect this ASU to materially impact the Company's consolidated net income, balance sheet or cash flows, the ASU will impact the timing of recognition of some revenue and may impact the gross amount of revenue presented for certain contracts. Management expects the most significant timing change to result from the revenue associated with the unredeemed portion of Company issued gift cards, which will be recognized over the expected redemption period of the gift card under the new standard rather than waiting until the likelihood of redemption becomes remote or waiting for the gift card to expire. Additionally, management continues to assess the guidance and the related interpretation to determine if that guidance will impact the gross amount of revenue presented for certain contracts. The Company is planning to adopt this ASU on February 1, 2018 under the modified retrospective approach, which will result in a cumulative adjustment to retained earnings.
Leases
In February 2016, FASB issued ASU 2016-02, Leases (Topic 842). FASB issued ASU 2016-02 to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Certain qualitative and quantitative disclosures are required, as well as a retrospective recognition and measurement of impacted leases. The Company is planning to adopt the ASU on February 1, 2019. Management is evaluating this ASU and currently expects it to have a material impact on the Company's consolidated balance sheet. Management is still evaluating the effect on consolidated net income, cash flows and disclosures.
Financial Instruments
In January 2016, FASB issued ASU 2016-01, Financial Instruments–Overall (Topic 825). ASU 2016-01 updates certain aspects of recognition, measurement, presentation and disclosure of financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017. Management is currently evaluating this ASU to determine its impact on the Company's consolidated net income, balance sheet and disclosures.
In June 2016, FASB issued ASU 2016-13, Financial Instruments–Credit Losses (Topic 326). ASU 2016-13 modifies the measurement of expected credit losses of certain financial instruments. ASU 2016-13 is effective for fiscal years and interim periods within those years beginning after December 15, 2019. Management is currently evaluating this ASU to determine its impact on the Company's consolidated net income, balance sheet, cash flows and disclosures.
Stock Compensation
In March 2016, FASB issued ASU 2016-09, Compensation–Stock Compensation (Topic 718). ASU 2016-09 includes new guidance on stock compensation, which is intended to simplify accounting for share-based payment transactions. The guidance will change several aspects of the accounting for share-based payment award transactions, including accounting for income taxes, forfeitures, and minimum statutory tax withholding requirements. Management has determined that the Company will adopt ASU 2016-09 in the first quarter of the year ended January 31, 2018 ("fiscal 2018"). Management has evaluated this ASU and determined that, upon adoption, it will have an immaterial retrospective impact on the classification of cash flows between operating and financing activities.